Exhibit 10.3
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                                    GUARANTY
                                    --------

     THIS GUARANTY is made as of November 30, 2005, by POLYSTICK U.S. CORPORATION, a New York corporation (the "Guarantor"), to and in favor of 116 NEWARK AVENUE CORPORATION, a New Jersey corporation ("Newark").

     WHEREAS, the Guarantor is a significant stockholder of GSV, Inc., a Delaware corporation ("GSV");

     WHEREAS, pursuant to a Termination, Settlement and Release Agreement of even date herewith (the "Settlement Agreement"), Newark and GSV have agreed to settle certain claims in connection with the termination of the certain Lease Agreement dated June 11, 1998 pertaining to the third floor of the building located at 116-20 Newark Avenue, Jersey City, New Jersey;

     WHEREAS, pursuant to the Settlement Agreement, as of the date hereof, GSV is delivering to Newark a two-year 7% promissory note in the principal amount of $356,249.04 (the "Note"); and

     WHEREAS, it is a condition precedent to the closing of the Settlement Agreement that the Guarantor executes and delivers this Guaranty to Newark, pursuant to which the Guarantor will guarantee to Newark and its successors and assigns that all of GSV's obligations under the Note that may become due and payable under the terms and conditions thereof will be promptly paid in full when due.

     NOW, THEREFORE, in consideration of the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Guarantor, intending to be legally bound, represents, warrants, covenants and agrees as follows:

     1. Guaranty. (a) The Guarantor absolutely, irrevocably and unconditionally hereby guarantees to Newark and its successors and assigns that all of GSV's obligations under the Note (the "Obligations"), as such instrument may be amended, modified or supplemented from time to time, will be paid promptly in full when due. This Guaranty shall be a guaranty of payment and not of collection, and the Guarantor hereby agrees that its obligations hereunder shall be primary and unconditional, irrespective of any action to enforce the same or any other circumstances that might otherwise constitute a legal or equitable discharge to the Guarantor. Guarantor further agrees to pay Newark's expenses (including attorney's fees) paid or incurred in endeavoring to enforce this Guaranty or the Pledge Agreement hereinafter referenced, or the payment of the Obligations.

        (b) The Guarantor hereby (i) waives diligence, presentment, dishonor, notice of dishonor, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of GSV, any right to receive notice of any change, amendment, modification or supplementation to the Note, any right to require demand for payment or a proceeding first against GSV, protest, notice and all other demands or notices whatsoever, all rights to subrogation or to demand any payment from GSV until the indefeasible payment in full of all the Obligations, and (ii) covenants that this Guaranty will not be discharged except by payment in full of the Obligations.

        This Guaranty shall be enforceable without Newark having to proceed first against GSV (any right to require Newark to take action against GSV being hereby expressly waived) or against any security for the payment of the Obligations.

        This Guaranty shall be binding upon and enforceable against Guarantor and the legal representatives, successors and assigns of Guarantor. The liability of Guarantor hereunder is primary and unconditional.

        This Guaranty shall be irrevocable, absolute and unconditional and shall remain in full force and effect as to Guarantor until such time as all of the Obligations shall have been paid and satisfied in full. No delay or failure on the part of Newark in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Newark of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

        This Guaranty shall remain in full force and effect, and Guarantor shall continue to be liable for the payment of the Obligations in accordance with the original terms of the documents and instruments evidencing and securing the same, notwithstanding the commencement of any bankruptcy, reorganization or other debtor relief proceeding by or against GSV, and notwithstanding any modification, discharge or extension of the Obligations, any modification or amendment of any document or instrument evidencing or securing any of the Obligations, or any stay of the exercise by Newark of any of its rights and remedies against GSV with respect to any of the Obligations, which may be effected in connection with any such proceeding, whether permanent or temporary, and notwithstanding any assent thereto by Newark.

     2. Certain Rights. Newark may at any time and from time to time without the consent of the Guarantor, without incurring any responsibility to the Guarantor and without impairing or releasing any of the obligations of the Guarantor hereunder, upon or without any terms or conditions and in whole or in part:

        (a) renew, alter or change the interest rate, manner, time, place or terms of payment or performance of any of the Obligations, or any liability incurred directly or indirectly in respect thereof, whereupon the Guaranty herein made shall apply to the Obligations as so changed, extended, renewed or altered, provided that Newark provided the Guarantor a notice thereupon. In the event that Newark failed to provide such notice to the Guarantor, the Guarantor shall continue being liable to the Obligations before such renewal, alteration or change was made;

        (b) exercise or refrain from exercising any rights against GSV or any other person (including the Guarantor) or otherwise act or refrain from acting with regard to the Note, the Obligations or this Guaranty;

        (c) settle or compromise any of the Obligations, any security thereof or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or subordinate the payment of all or any part thereof to the payment of any liability of GSV (whether or not then due) to creditors of GSV other than Newark and the Guarantor.

     3. Assignments. This Guaranty shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and transferees. All obligations of the Guarantor hereunder shall be binding upon its legal representative, successors and assigns.

     4. Representations of Guarantor. The Guarantor represents, warrants and agrees with Newark as follows: (a) the execution, delivery and performance by the Guarantor of this Guaranty (i) are within the corporate powers of the Guarantor, (ii) have been duly authorized by all requisite corporate action on the part of the Guarantor, and (iii) will not violate any provisions of the


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
Guarantor's Certificate of Incorporation (as amended), By-laws, any law now in effect, any order of any court or other agency of government, or any agreement or other instrument to which the Guarantor is a party or by which it or any of its property is bound, or be in conflict with or result in a breach of, or constitute (with or without the giving of notice or lapse of time, or both) a default under any such agreement or other instrument; (b) the Guarantor has received good, valuable and sufficient consideration for entering into and performing this Guaranty; (c) the Guarantor accepts the full range of risk encompassed within this Guaranty; and (d) the Guarantor is aware of the financial and other terms of the Note and accepts the risk that GSV may not be able to meet its obligations thereunder.

     5. Modification  of  Guaranty.  No  amendment,   modification,  waiver  or
discharge of this Guaranty or any provision hereof shall be valid or effective unless (and only to the extent set forth) in writing and signed by the party against whom enforcement is sought.

     6. Remedies Cumulative, etc. No right, power or remedy conferred upon or reserved to Newark is exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent.

     7. Severability. Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if one or more of the provisions contained herein shall be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Guaranty.

     8. Limitation. Notwithstanding anything to the contrary herein, the sole recourse of Newark or any of its successors or assigns against the Guarantor hereunder shall be limited to the exercise of its rights under that certain Pledge Agreement of even date herewith (the "Pledge Agreement") made by the Guarantor in favor of Newark, and neither Newark nor any of its successors or assigns shall look for recourse to any other asset or property of the Guarantor other than the collateral pledged to Newark under the Pledge Agreement for satisfaction of any claim or cause of action it may have at law or in equity against the Guarantor under this Guaranty.

     9. Jurisdiction. The Guarantor and Newark each hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of New Jersey and the courts of the United States of America each located in the State of New Jersey for any action, suit, or proceeding for the interpretation or enforcement arising out of or relating to this Guaranty (and agrees not to commence any litigation relating hereto except in these courts), and further agrees that service of any process, summons, notice or document by U.S. registered mail to its respective address set forth on the signature page hereof shall be effective service of process for any such action, suit, or proceeding for the interpretation or enforcement brought against it in any such court.

     10. Applicable Law. This Guaranty shall be construed in accordance with and governed by the laws of the State of New Jersey without giving effect to the choice or conflict of law principles thereof.

     11. Notices. All notices, consents, requests, demands and other communications herein shall be in writing and shall be deemed duly given to any party or parties (a) upon delivery to the address of the party or parties as specified below if delivered in person or any courier or if sent by certified or registered mail (return receipt requested); or (b) upon dispatch if transmitted by


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
confirmed telecopy or other means of confirmed facsimile transmissions, in each case as addressed as follows:

                If to the Guarantor:

                Polystick U.S. Corporation
                c/o GSV, Inc.
                191 Post Road West
                Westport, Connecticut  06880
                Attn.:  Mr. Sagi Matza
                Fax:  (203) 221-2691

                With a copy to:

                Davis & Gilbert LLP
                1740 Broadway
                New York, New York 10019
                Attn: Ralph W. Norton, Esq.
                Fax: (212) 974-6969

                If to Newark:

                116 Newark Avenue Corporation
                30 Montgomery Street
                Jersey City, New Jersey 07302
                Attn.: Frank J. Guarini
                Fax: (201) 938-1503

                With a copy to:

                McCarter & English, LLP
                Four Gateway Center
                100 Mulberry Street
                Newark, New Jersey 07102
                Attn: Howard Kailes, Esq.
                Fax: (973) 624-7070

The parties hereto may designate such other address or facsimile number by written notice in the aforesaid manner.

     12. JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY LAW, GUARANTOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION BROUGHT ON THIS GUARANTY.

     13. Counterparts. This Guaranty may be executed with counterpart signature pages or in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.


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
     In WITNESS WHEREOF, the undersigned Guarantor has caused this Guaranty to be duly executed and delivered as of the date first written above.


                                POLYSTICK U.S. CORPORATION


                               By:/s/ Sagi Matza
                                  ---------------
                                  Name: Sagi Matza
                                  Title: President

                                  Address:      c/o GSV, Inc.
                                                191 Post Road West
                                                Westport, Connecticut 06880


Agreed to and Accepted by:

116 NEWARK AVENUE CORPORATION


By: /s/ Carol Maurer
    --------------------------
     Name: Carol Maurer
     Title: President
     Address: 116-20 Newark Avenue
              Jersey City, New Jersey 07302


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